Exhibit 99.2

FINANCIAL SUPPLEMENT
FIRST QUARTER 2023

Forward-Looking Statements

Certain statements in this report, including information incorporated by reference, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. These statements relate to our intentions, beliefs, projections, estimations, or forecasts of future events and financial performance. They involve known and unknown risks, uncertainties, and other factors that may cause our or industry actual results, activity levels, or performance to materially differ from those expressed or implied by the forward-looking statements. In some cases, forward-looking statements include the words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “target,” “project,” “intend,” “believe,” “estimate,” “predict,” “potential,” “pro forma,” “seek,” “likely,” “continue,” or comparable terms. Our forward-looking statements are only predictions, and we can give no assurance that such expectations will prove correct. We undertake no obligation, other than as federal securities laws may require, to publicly update or revise any forward-looking statements for any reason.

Factors that could cause our actual results to differ materially from what we project, forecast, or estimate in forward-looking statements include, without limitation:
•Difficult conditions in global capital markets, the banking sector, commercial real estate, and the economy, including prolonged higher inflation, could increase loss costs and negatively impact investment portfolios;
•Deterioration in the public debt and equity markets and private investment marketplace that could lead to investment losses and interest rate fluctuations;
•Ratings downgrades on individual securities we own could affect investment values and, therefore, statutory surplus;
•The adequacy of our loss reserves and loss expense reserves;
•Frequency and severity of catastrophic events, including natural events such as hurricanes, tornadoes, windstorms, earthquakes, hail, severe winter weather, floods, and fires and man-made events such as criminal and terrorist acts, including cyber-attacks, explosions, and civil unrest;
•Adverse market, governmental, regulatory, legal, or judicial conditions or actions;
•The geographic concentration of our business in the eastern portion of the United States;
•The cost, terms and conditions, and availability of reinsurance;
•Our ability to collect on reinsurance and the solvency of our reinsurers;
•The impact of changes in U.S. trade policies and imposition of tariffs on imports that may lead to higher than anticipated inflationary trends for our loss and loss expenses;
•Related to COVID-19:
◦We have been successful to date in defending against payment of COVID-19-related business interruption losses based on our policies' terms, conditions, and exclusions. However, should the highest courts determine otherwise, our loss and loss expenses may increase, our related reserves may not be adequate, and our financial condition and liquidity may be materially impacted.
◦We cannot predict the amount our premiums may be reduced, or the impact on our underwriting results, from any future (i) voluntary premium credits on in-force commercial and personal automobile policies, (ii) state insurance commissioner, or other regulatory directives, to implement premium-based credit in lines other than commercial and personal automobile, (iii) voluntary efforts or directives from various state insurance regulators to extend individualized payment flexibility or suspend policy cancellation, late payment notices, and late or reinstatement fees, or (iv) litigation brought by policyholders to recover premiums they allege were excessive during the period of any governmental directive.
•The ongoing Russian war against Ukraine is impacting global economic, banking, commodity, and financial markets, exacerbating ongoing economic challenges, including inflation and supply chain disruption, which influences insurance loss costs, premiums and investment valuation;
•Uncertainties related to insurance premium rate increases and business retention;
•Changes in insurance regulations that impact our ability to write and/or cease writing insurance policies in one or more states;
•The effects of data privacy or cyber security laws and regulations on our operations;
•Major defect or failure in our internal controls or information technology and application systems that result in harm to our brand in the marketplace, increased senior executive focus on crisis and reputational management issues and/or increased expenses, particularly if we experience a significant privacy breach;
•Potential tax or federal financial regulatory reform provisions that could pose certain risks to our operations;
•Our ability to maintain favorable ratings from rating agencies, including AM Best, Standard & Poor’s, Moody’s, and Fitch;
•Our entry into new markets and businesses; and
•Other risks and uncertainties we identify in filings with the United States Securities and Exchange Commission, including, but not limited to, our Annual Report on Form 10-K and other periodic reports.

These risk factors may not be exhaustive. We operate in a constantly changing business environment, and new risk factors may emerge any time.

Selective’s SEC filings can be accessed through the Investors page of Selective’s website, www.Selective.com, or through the SEC’s EDGAR Database at www.sec.gov (Selective EDGAR CIK No. 0000230557).

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED FINANCIAL HIGHLIGHTS
(Unaudited)

	Quarter ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
($ and shares in millions, except per share data)	2023	2022	2022	2022	2022
For Period Ended
Gross premiums written	$1,138.2	988.3	1,047.1	1,059.1	1,006.4
Net premiums written	999.8	849.7	903.4	930.7	889.8
Change in net premiums written, from comparable prior year period	12%	14	11	12	11

Underwriting income (loss), before-tax	$39.2	46.1	27.1	37.7	55.8
Net investment income earned, before-tax	91.5	81.4	63.9	70.2	72.6
Net realized and unrealized investment gains (losses), before-tax	3.3	(5.9)	(25.7)	(42.9)	(40.4)

Net income	$92.6	86.5	42.5	39.5	56.3
Net income available to common stockholders(1)	90.3	84.2	40.2	37.2	54.0
Non-GAAP operating income(2)	87.6	88.9	60.5	71.1	85.9

At Period End
Total assets	11,015.0	10,802.3	10,520.5	10,317.7	10,310.5
Total invested assets	8,029.4	7,837.5	7,536.1	7,585.9	7,774.7
Stockholders' equity	2,669.4	2,527.6	2,427.5	2,594.1	2,778.2
Common stockholders' equity(3)	2,469.4	2,327.6	2,227.5	2,394.1	2,578.2
Common shares outstanding	60.5	60.3	60.3	60.3	60.3

Per Share and Share Data
Net income available to common stockholders per common share (diluted)	$1.48	1.38	0.66	0.61	0.89
Non-GAAP operating income per common share (diluted)(2)	1.44	1.46	0.99	1.17	1.41
Weighted average common shares outstanding (diluted)	60.9	60.9	60.8	60.8	60.8
Book value per common share	$40.82	38.57	36.96	39.68	42.73
Adjusted book value per common share(2)	46.61	45.49	44.59	44.18	43.80
Dividends paid per common share	0.30	0.30	0.28	0.28	0.28

Financial Ratios
Loss and loss expense ratio	62.9%	62.4	64.1	62.9	60.8
Underwriting expense ratio	32.6	32.1	32.6	32.5	32.1
Dividends to policyholders ratio	0.2	0.2	0.1	0.1	0.2
GAAP combined ratio	95.7%	94.7	96.8	95.5	93.1

Return on common stockholders' equity ("ROE")	15.1	14.8	7.0	6.0	8.1

Non-GAAP operating ROE(2)	14.6	15.6	10.5	11.4	12.8

Debt to total capitalization	15.9	16.6	17.2	16.3	15.4

Net premiums written to policyholders' surplus	1.46	1.44	1.45	1.41	1.36

Invested assets per dollar of common stockholders' equity	$3.25	3.37	3.38	3.17	3.02

(1)	Net income available to common stockholders is net income reduced by preferred stock dividends.
(2) Non-GAAP measure. Refer to Page 15 for definition.
(3) Excludes equity related to preferred stock.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Quarter ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
($ and shares in millions, except per share data)	2023	2022	2022	2022	2022
Revenues
Net premiums earned	$902.3	872.8	853.9	834.4	812.3
Net investment income earned	91.5	81.4	63.9	70.2	72.6
Net realized and unrealized gains (losses)	3.3	(5.9)	(25.7)	(42.9)	(40.4)
Other income	2.6	3.8	2.9	3.0	1.5
Total revenues	999.8	952.2	895.0	864.8	846.1

Expenses
Loss and loss expense incurred	567.4	544.8	547.8	524.9	494.2
Amortization of deferred policy acquisition costs	189.8	183.6	179.0	173.4	169.8
Other insurance expenses	108.6	102.0	102.8	101.5	94.0
Interest expense	7.2	7.2	7.2	7.3	7.2
Corporate expenses	12.1	6.7	5.5	7.9	11.0
Total expenses	885.1	844.4	842.4	814.9	776.2

Income before federal income tax	114.8	107.8	52.6	49.9	69.9
Federal income tax expense	22.2	21.2	10.1	10.4	13.6

Net Income	92.6	86.5	42.5	39.5	56.3
Preferred stock dividends	2.3	2.3	2.3	2.3	2.3
Net income available to common stockholders	90.3	84.2	40.2	37.2	54.0

Net realized and unrealized investment (gains) losses, after tax(1)	(2.6)	4.7	20.3	33.9	31.9

Non-GAAP operating income(2)	$87.6	88.9	60.5	71.1	85.9

Weighted average common shares outstanding (diluted)	60.9	60.9	60.8	60.8	60.8

Net income available to common stockholders per common share (diluted)	$1.48	1.38	0.66	0.61	0.89

Non-GAAP operating income per common share (diluted)(2)	$1.44	1.46	0.99	1.17	1.41

(1)	Amounts are provided to reconcile net income available to common stockholders to non-GAAP operating income.
(2) Non-GAAP measure. Refer to Page 15 for definition.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
($ in millions, except per share data)	2023	2022	2022	2022	2022
ASSETS
Investments
Fixed income securities, held-to-maturity, net of allowance for credit losses	$24.7	31.2	33.0	32.1	33.0
Fixed income securities, available-for-sale, at fair value, net of allowance for credit losses	6,964.5	6,612.1	6,472.1	6,439.3	6,598.8
Commercial mortgage loans, net of allowance for credit losses	157.2	149.2	145.2	137.2	115.9
Equity securities, at fair value	132.2	162.0	183.9	258.5	344.6
Short-term investments	302.8	440.5	269.3	289.2	256.7
Alternative investments	380.0	371.3	367.8	373.3	368.0
Other investments	68.1	71.2	64.8	56.2	57.7
Total investments	8,029.4	7,837.5	7,536.1	7,585.9	7,774.7
Cash	0.1	—	0.5	0.4	0.4
Restricted cash	35.5	25.2	8.5	7.2	17.5
Accrued investment income	57.3	59.2	54.0	50.4	48.4
Premiums receivable, net of allowance for credit losses	1,154.2	1,085.7	1,113.5	1,117.4	1,011.5
Reinsurance recoverable, net of allowance for credit losses	667.0	782.8	713.1	572.2	577.4
Prepaid reinsurance premiums	174.6	172.4	178.7	174.6	175.0
Current federal income tax	—	3.5	24.6	15.6	—
Deferred federal income tax	158.1	172.7	164.6	109.5	55.3
Property and equipment, net of accumulated depreciation and amortization	83.4	84.3	85.3	83.4	83.2
Deferred policy acquisition costs	387.9	368.6	370.9	359.4	341.7
Goodwill	7.8	7.8	7.8	7.8	7.8
Other assets	259.5	202.5	262.8	234.0	217.7
Total assets	$11,015.0	10,802.3	10,520.5	10,317.7	10,310.5
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Reserve for loss and loss expense	$5,099.5	5,144.8	4,965.3	4,722.2	4,644.4
Unearned premiums	2,092.4	1,992.8	2,022.2	1,968.6	1,872.7
Long-term debt	504.2	504.7	505.2	505.1	505.6
Current federal income tax	20.3	—	—	—	16.5
Deferred federal income tax	—	—	—	—	—
Accrued salaries and benefits	88.8	115.2	112.2	102.5	90.6
Other liabilities	540.5	517.2	488.1	425.2	402.6
Total liabilities	$8,345.6	8,274.7	8,092.9	7,723.6	7,532.3
Stockholders' Equity
Preferred stock of $0 par value per share	$200.0	200.0	200.0	200.0	200.0
Common stock of $2 par value per share	210.1	209.7	209.6	209.5	209.3
Additional paid-in capital	502.7	493.5	486.2	481.4	472.8
Retained earnings	2,821.6	2,749.7	2,683.8	2,660.6	2,640.4
Accumulated other comprehensive income (loss)	(430.3)	(498.0)	(525.0)	(336.4)	(129.8)
Treasury stock, at cost	(634.7)	(627.3)	(627.0)	(621.0)	(614.5)
Total stockholders' equity	$2,669.4	2,527.6	2,427.5	2,594.1	2,778.2
Commitments and contingencies
Total liabilities and stockholders' equity	$11,015.0	10,802.3	10,520.5	10,317.7	10,310.5

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

FINANCIAL METRICS
(Unaudited)

	Quarter ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
($ and shares in millions, except per share data)	2023	2022	2022	2022	2022
Book value per common share
Common stockholders' equity	$2,469.4	2,327.6	2,227.5	2,394.1	2,578.2
Common shares issued and outstanding, at period end	60.5	60.3	60.3	60.3	60.3
Book value per common share	$40.82	38.57	36.96	39.68	42.73
Adjusted book value per common share(2)	46.61	45.49	44.59	44.18	43.80
Financial results (after-tax)
Underwriting income (loss)	31.0	36.4	21.4	29.8	44.1
Net investment income	73.1	65.5	51.5	56.7	58.5
Interest expense and preferred stock dividends	(8.0)	(8.0)	(8.0)	(8.0)	(8.0)
Corporate expense	(8.4)	(5.0)	(4.5)	(7.3)	(8.7)
Net realized and unrealized investment gains (losses)	2.6	(4.7)	(20.3)	(33.9)	(31.9)
Total after-tax net income available to common stockholders	90.3	84.2	40.2	37.2	54.0
Return on average equity
Insurance segments	5.2%	6.4	3.7	4.8	6.6
Net investment income	12.2	11.5	8.9	9.1	8.7
Interest expense and preferred stock dividends	(1.3)	(1.4)	(1.4)	(1.3)	(1.2)
Corporate expense	(1.5)	(0.9)	(0.7)	(1.2)	(1.3)
Net realized and unrealized investment gains (losses)	0.5	(0.8)	(3.5)	(5.4)	(4.7)
ROE	15.1	14.8	7.0	6.0	8.1
Net realized and unrealized (gains) losses(1)	(0.5)	0.8	3.5	5.4	4.7
Non-GAAP Operating ROE(2)	14.6%	15.6	10.5	11.4	12.8
Debt and total capitalization
Notes payable:
3.03% Borrowings from Federal Home Loan Bank of Indianapolis	60.0	60.0	60.0	60.0	60.0
7.25% Senior Notes	49.8	49.8	49.8	49.8	49.8
6.70% Senior Notes	99.3	99.3	99.3	99.3	99.2
5.375% Senior Notes	292.0	291.9	291.8	291.7	291.7
Finance Lease Obligations	3.1	3.7	4.3	4.3	4.9
Total debt	504.2	504.7	505.2	505.1	505.6
Stockholders' equity	2,669.4	2,527.6	2,427.5	2,594.1	2,778.2
Total capitalization	$3,173.6	3,032.2	2,932.7	3,099.2	3,283.8
Ratio of debt to total capitalization	15.9%	16.6	17.2	16.3	15.4
Policyholders' surplus	$2,518.3	2,473.7	2,386.2	2,404.4	2,418.6

(1)	Amounts are provided to reconcile ROE to non-GAAP operating ROE.
(2) Non-GAAP measure. Refer to Page 15 for definition.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INSURANCE OPERATIONS
STATEMENT OF OPERATIONS
(Unaudited)

	Quarter ended
	Mar. 31,		Dec. 31,	Sept. 30,	June 30,	Mar. 31,
($ in millions)	2023		2022	2022	2022	2022

Underwriting results
Net premiums written	$999.8		849.7	903.4	930.7	889.8
Change in net premiums written, from comparable prior year period	12%		14	11	12	11

Net premiums earned	$902.3		872.8	853.9	834.4	812.3
Losses and loss expenses incurred	567.4		544.8	547.8	524.9	494.2
Net underwriting expenses incurred	293.9		280.5	278.0	270.8	260.6
Dividends to policyholders	1.8		1.3	0.9	1.0	1.6
GAAP underwriting income (loss)	$39.2		46.1	27.1	37.7	55.8

Net catastrophe losses	$55.3		45.7	34.1	45.6	20.6
(Favorable) prior year casualty reserve development	(13.0)		(38.0)	(16.0)	(12.0)	(20.0)

Underwriting ratios
Loss and loss expense ratio	62.9%		62.4	64.1	62.9	60.8
Underwriting expense ratio	32.6		32.1	32.6	32.5	32.1
Dividends to policyholders ratio	0.2		0.2	0.1	0.1	0.2
Combined ratio	95.7%		94.7	96.8	95.5	93.1

Net catastrophe losses	6.1	pts	5.2	4.0	5.5	2.5
(Favorable) prior year casualty reserve development	(1.4)		(4.4)	(1.9)	(1.4)	(2.5)
Combined ratio before net catastrophe losses	89.6%		89.5	92.8	90.0	90.6

Combined ratio before net catastrophe losses and prior year casualty development	91.0%		93.9	94.7	91.4	93.1

Other Statistics
Non-catastrophe property loss and loss expenses	$148.2		161.4	167.5	138.6	150.4
Non-catastrophe property loss and loss expenses	16.4	pts	18.5	19.6	16.6	18.5
Direct new business	$216.9		188.2	184.3	182.0	177.2
Renewal pure price increases	6.6%		5.3	5.3	5.0	4.6

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended
	Mar. 31,		Dec. 31,	Sept. 30,	June 30,	Mar. 31,
($ in millions)	2023		2022	2022	2022	2022

Underwriting results
Net premiums written	$813.3		676.6	727.5	760.3	737.6
Change in net premiums written, from comparable prior year period	10%		13	11	12	11

Net premiums earned	$731.6		705.7	692.4	680.2	661.5
Losses and loss expenses incurred	447.3		439.3	438.3	406.9	399.5
Net underwriting expenses incurred	243.6		232.9	230.7	225.6	218.0
Dividends to policyholders	1.8		1.3	0.9	1.0	1.6
GAAP underwriting income (loss)	$38.9		32.1	22.5	46.7	42.4

Net catastrophe losses	$35.1		40.2	18.2	22.3	14.9
(Favorable) prior year casualty reserve development	(10.0)		(33.0)	(16.0)	(12.0)	(20.0)

Underwriting ratios
Loss and loss expense ratio	61.2%		62.3	63.4	59.7	60.4
Underwriting expense ratio	33.3		33.0	33.3	33.2	33.0
Dividends to policyholders ratio	0.2		0.2	0.1	0.2	0.2
Combined ratio	94.7%		95.5	96.8	93.1	93.6

Net catastrophe losses	4.8	pts	5.7	2.6	3.3	2.3
(Favorable) prior year casualty reserve development	(1.4)		(4.7)	(2.3)	(1.8)	(3.0)
Combined ratio before net catastrophe losses	89.9%		89.8	94.2	89.8	91.3

Combined ratio before net catastrophe losses and prior year casualty development	91.3%		94.5	96.5	91.6	94.3

Other Statistics
Non-catastrophe property loss and loss expenses	$105.5		116.5	129.8	99.2	115.7
Non-catastrophe property loss and loss expenses	14.4	pts	16.5	18.7	14.6	17.5
Direct new business	$147.7		126.8	128.2	129.0	128.4
Renewal pure price increases	7.0%		5.6	5.8	5.3	4.8
Retention	86		86	86	86	87

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended March 31, 2023								Quarter ended March 31, 2022
	General	Commercial	Commercial	Workers					General	Commercial	Commercial	Workers
($ in millions)	Liability	Auto	Property	Compensation	BOP	Bonds	Other	Total	Liability	Auto	Property	Compensation	BOP	Bonds	Other	Total
Net premiums written	$272.1	240.2	151.6	93.4	36.6	11.8	7.6	813.3	244.1	212.6	130.9	97.5	33.1	12.6	6.8	737.6
Net premiums earned	243.3	217.4	135.3	84.2	33.2	11.4	6.9	731.6	216.3	193.8	120.1	84.7	30.0	10.4	6.2	661.5

Loss and loss expense ratio	56.0%	74.3	55.1	54.0	80.3	24.8	(0.3)	61.2	53.5	74.8	63.4	54.1	63.3	(20.6)	—	60.4
Underwriting expense ratio	32.8	31.0	37.3	27.4	38.6	57.4	54.6	33.3	33.1	30.7	36.4	25.8	38.0	62.0	56.0	33.0
Dividend ratio	0.1	0.1	0.2	1.3	—	—	0.1	0.2	0.1	0.1	0.1	1.3	—	—	—	0.2
Combined ratio	88.9%	105.4	92.6	82.7	118.9	82.2	54.4	94.7	86.7	105.6	99.9	81.2	101.3	41.4	56.0	93.6

Underwriting income (loss)	27.1	(11.7)	10.1	14.6	(6.3)	2.0	3.1	38.9	28.8	(10.9)	0.2	15.9	(0.4)	6.1	2.7	42.4

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended
	Mar. 31,		Dec. 31,	Sept. 30,	June 30,	Mar. 31,
($ in millions)	2023		2022	2022	2022	2022

Underwriting results
Net premiums written	$85.3		84.6	86.8	82.6	65.1
Change in net premiums written, from comparable prior year period	31%		20	11	5	—

Net premiums earned	$81.9		77.8	75.6	73.3	72.6
Losses and loss expenses incurred	73.2		58.7	57.3	66.6	48.5
Net underwriting expenses incurred	21.8		19.0	19.8	19.1	17.6
GAAP underwriting income (loss)	$(13.1)		—	(1.4)	(12.4)	6.5

Net catastrophe losses	$14.6		4.1	11.3	21.1	4.3
Unfavorable prior year casualty reserve development	2.0		—	—	—	—

Underwriting ratios
Loss and loss expense ratio	89.4%		75.4	75.7	90.8	66.8
Underwriting expense ratio	26.6		24.5	26.1	26.1	24.2
Combined ratio	116.0%		99.9	101.8	116.9	91.0

Net catastrophe losses	17.9	pts	5.3	14.9	28.7	6.0
Unfavorable prior year casualty reserve development	2.4		—	—	—	—
Combined ratio before net catastrophe losses	98.1%		94.6	86.9	88.2	85.0

Combined ratio before net catastrophe losses and prior year casualty development	95.7%		94.6	86.9	88.2	85.0

Other Statistics
Non-catastrophe property loss and loss expenses	$33.8		35.6	29.0	26.9	25.6
Non-catastrophe property loss and loss expenses	41.3	pts	45.7	38.4	36.7	35.2
Direct new business	$26.3		22.4	17.4	13.5	9.6
Renewal pure price increases	1.8%		1.0	0.5	0.6	0.6
Retention	87		87	85	85	84

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended March 31, 2023				Quarter ended March 31, 2022
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$49.0	34.3	2.0	85.3	37.4	26.1	1.6	65.1
Net premiums earned	44.9	35.0	1.9	81.9	39.7	31.2	1.7	72.6

Loss and loss expense ratio	87.3%	95.7	23.8	89.4	74.8	58.9	26.7	66.8
Underwriting expense ratio	30.1	29.7	(110.6)	26.6	29.6	29.5	(194.0)	24.2
Combined ratio	117.4%	125.4	(86.8)	116.0	104.4	88.4	(167.3)	91.0

Underwriting income (loss)	(7.8)	(8.9)	3.6	(13.1)	(1.7)	3.6	4.6	6.5

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS AND SURPLUS LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended
	Mar. 31,		Dec. 31,	Sept. 30,	June 30,	Mar. 31,
($ in millions)	2023		2022	2022	2022	2022

Underwriting results
Net premiums written	$101.2		88.5	89.1	87.9	87.1
Change in net premiums written, from comparable prior year period	16%		14	9	13	29

Net premiums earned	$88.9		89.3	85.8	80.9	78.2
Losses and loss expenses incurred	46.9		46.8	52.3	51.4	46.2
Net underwriting expenses incurred	28.6		28.5	27.5	26.1	25.0
GAAP underwriting income (loss)	$13.3		14.0	6.0	3.4	6.9

Net catastrophe losses	$5.6		1.4	4.6	2.2	1.3
(Favorable) prior year casualty reserve development	(5.0)		(5.0)	—	—	—

Underwriting ratios
Loss and loss expense ratio	52.8%		52.3	61.0	63.5	59.1
Underwriting expense ratio	32.2		32.0	32.0	32.3	32.0
Combined ratio	85.0%		84.3	93.0	95.8	91.1

Net catastrophe losses	6.3	pts	1.6	5.4	2.8	1.7
(Favorable) prior year casualty reserve development	(5.6)		(5.6)	—	—	—
Combined ratio before net catastrophe losses	78.7%		82.7	87.6	93.0	89.4

Combined ratio before net catastrophe losses and prior year casualty development	84.3%		88.3	87.6	93.0	89.4
Other Statistics
Non-catastrophe property loss and loss expenses	$8.9		9.4	8.7	12.5	9.1
Non-catastrophe property loss and loss expenses	10.1	pts	10.5	10.1	15.4	11.6
Direct new business	$42.9		39.0	38.6	39.5	39.2
Renewal pure price increases	7.4%		7.9	6.7	6.9	7.7

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS & SURPLUS LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended March 31, 2023			Quarter ended March 31, 2022
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$68.7	32.5	101.2	61.9	25.2	87.1
Net premiums earned	60.8	28.0	88.9	54.6	23.5	78.2

Loss and loss expense ratio	53.3%	51.8	52.8	65.6	44.1	59.1
Underwriting expense ratio	32.3	31.9	32.2	32.7	30.4	32.0
Combined ratio	85.6%	83.7	85.0	98.3	74.5	91.1

Underwriting income (loss)	8.8	4.6	13.3	0.9	6.0	6.9

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INVESTMENT INCOME
(Unaudited)

	Quarter ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
($ in millions)	2023	2022	2022	2022	2022

Net investment income
Fixed income securities
Taxable	$75.4	69.2	61.9	55.4	47.0
Tax-exempt	4.7	6.4	6.4	6.7	6.9
Total fixed income securities	80.1	75.6	68.2	62.1	53.9
Commercial mortgage loans	2.0	1.8	1.6	1.2	1.0
Equity securities	1.2	5.9	2.6	2.6	2.4
Alternative investments	7.8	0.2	(5.6)	9.3	19.1
Other investments	—	0.2	0.1	(0.2)	0.2
Short-term investments	4.7	2.3	1.2	0.4	0.1
Investment income	95.7	86.0	68.1	75.4	76.7
Investment expenses	(4.2)	(4.6)	(4.2)	(5.2)	(4.1)
Investment tax expense	(18.5)	(16.0)	(12.4)	(13.6)	(14.1)
Total net investment income, after-tax	$73.1	65.5	51.5	56.7	58.5

Net realized and unrealized investment gains (losses), pre-tax	$3.3	(5.9)	(25.7)	(42.9)	(40.4)

Change in unrealized gains (losses) recognized in other comprehensive income, pre-tax	$84.9	54.7	(239.2)	(261.9)	(310.4)

Average investment yields
Fixed income investments, pre-tax	4.7%	4.6	4.2	3.8	3.2
Fixed income investments, after-tax	3.8	3.7	3.4	3.1	2.6

Total portfolio, pre-tax	4.6%	4.2	3.4	3.7	3.7
Total portfolio, after-tax	3.7	3.4	2.7	3.0	3.0

Effective tax rate on net investment income	20.2%	19.6	19.3	19.3	19.4
New money purchase rates for fixed income investments, pre-tax	5.5	6.1	5.1	4.5	3.3
New money purchase rates for fixed income investments, after-tax	4.4	4.9	4.1	3.6	2.6
Effective duration of fixed income investments including short-term (in years)	4.1	4.1	4.2	4.1	4.1

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED COMPOSITION OF INVESTED ASSETS
(Unaudited)

	Mar. 31,		Dec. 31,		Sept. 30,		June 30,		Mar. 31,
	2023		2022		2022		2022		2022
($ in millions)	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed income securities, at fair value	$6,988.0	87%	6,641.9	85	6,503.6	86	6,470.6	85	6,631.4	85
Commercial mortgage loans, at fair value	147.5	2	139.2	2	136.7	2	130.0	2	113.1	1
Total fixed income investments	7,135.6	89	6,781.2	87	6,640.2	88	6,600.6	87	6,744.6	87
Short-term investments	302.8	4	440.5	6	269.3	4	289.2	4	256.7	3
Total fixed income and short-term investments	7,438.3	93	7,221.6	92	6,909.5	92	6,889.8	91	7,001.3	90
Equity securities, at fair value	132.2	2	162.0	2	183.9	2	258.5	3	344.6	4
Alternative investments	380.0	5	371.3	5	367.8	5	373.3	5	368.0	5
Other investments	68.1	1	71.2	1	64.8	1	56.2	1	57.7	1
Total investments	$8,018.7	100%	7,826.2	100	7,526.0	100	7,577.9	100	7,771.5	100
Fixed income investments, at carry value
U.S. government obligations	$343.4	5%	189.2	3	148.2	2	114.3	2	127.1	2
Foreign government obligations	9.9	—	9.6	—	13.8	—	15.3	—	16.7	—
Obligations of state and political subdivisions	682.1	10	921.4	14	971.0	15	1,069.7	16	1,128.9	17
Corporate securities	2,472.6	35	2,362.8	35	2,294.2	34	2,305.1	35	2,417.3	36
Collateralized loan obligations and other asset-backed securities	1,530.1	21	1,486.0	22	1,467.4	22	1,437.8	22	1,417.2	21
Residential mortgage-backed securities	1,301.7	18	1,059.8	16	1,016.1	15	911.8	14	878.0	13
Commercial mortgage-backed securities	649.4	9	614.4	9	594.3	9	617.5	9	646.7	10
Commercial mortgage loans	157.2	2	149.2	2	145.2	2	137.2	2	115.9	2
Total fixed income investments	$7,146.4	100%	6,792.5	100	6,650.3	100	6,608.6	100	6,747.8	100
Expected maturities of fixed income investments at carry value
Due in one year or less	$362.4	5%	337.3	5	331.0	5	339.4	5	405.0	6
Due after one year through five years	3,151.2	44	3,004.8	44	2,910.0	44	2,868.1	43	2,983.8	44
Due after five years through 10 years	2,861.0	40	2,658.4	39	2,469.6	37	2,511.6	38	2,475.0	37
Due after 10 years	771.8	11	792.0	12	939.7	14	889.6	13	884.0	13
Total fixed income investments	$7,146.4	100%	6,792.5	100	6,650.3	100	6,608.6	100	6,747.8	100
Weighted average credit quality of fixed income and short-term investments
Investment grade credit quality	$7,167.0	96%	6,962.8	96	6,658.1	96	6,637.3	96	6,725.8	96
Non-investment grade credit quality	271.3	4	258.9	4	251.4	4	252.5	4	275.4	4
Total fixed income and short-term investments, at fair value	$7,438.3	100%	7,221.6	100	6,909.5	100	6,889.8	100	7,001.3	100
Weighted average credit quality of fixed income and short-term investments	AA-		AA-		AA-		A+		A+

Alternative investments	March 31, 2023
				Current
	Number of	Original	Remaining	Market
Strategy	Funds	Commitment	Commitment	Value
Private equity	59	$378.4	129.8	289.6
Private credit	16	160.9	89.0	53.4
Real assets	9	57.5	20.7	37.0
Total	84	$596.9	239.6	380.0

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CREDIT QUALITY OF INVESTED ASSETS
(Unaudited)

At March 31, 2023							Credit Rating
($ in millions)	Amortized Cost	Fair Value	% of Invested Assets	Yield to Worst	Effective Duration in Years	Average Life in Years	AAA	AA	A	BBB	Non-Investment Grade	Not Rated
Fixed income investments:
U.S. government obligations	360	343	4.3	4.4	3.5	5.0	341	2	—	—	—	—
Foreign government obligations	11	10	0.1	4.8	6.5	7.9	—	2	5	2	—	—
State and municipal obligations	714	682	8.5	3.8	5.8	7.1	109	312	232	30	—	—
Corporate securities	2,656	2,471	30.8	5.5	4.5	6.4	44	294	1,019	941	174	1
Mortgage-backed securities:
Residential mortgage-backed securities ("RMBS"):
Agency RMBS	984	925	11.5	4.6	5.6	8.4	925	—	—	—	—	—
Non-agency RMBS	412	377	4.7	5.8	4.5	6.5	271	37	69	—	—	—
Total RMBS	1,396	1,302	16.2	4.9	5.3	7.9	1,196	37	69	—	—	—
Commercial mortgage-backed securities	697	649	8.1	6.5	3.4	4.3	554	52	38	5	—	—
Total mortgage-backed securities	2,093	1,951	24.3	5.4	4.6	6.7	1,750	88	108	5	—	—
Collateralized loan obligations ("CLO") and other asset-backed securities ("ABS"):
Auto	61	60	0.7	7.0	2.1	2.3	54	—	1	4	—	—
Aircraft	56	48	0.6	9.4	3.0	3.4	—	1	20	21	6	—
CLOs	821	769	9.6	7.7	2.3	5.0	368	245	47	37	53	19
Credit cards	8	8	0.1	6.6	2.9	3.3	7	—	1	—	—	—
Other ABS	687	646	8.1	6.3	4.1	5.1	165	99	308	58	6	10
Total CLOs and ABS	1,631	1,530	19.1	7.1	3.1	4.9	595	345	377	120	65	29
Total securitized assets	3,725	3,481	43.4	6.2	3.9	5.9	2,345	433	485	125	65	29
Commercial mortgage loans	157	148	1.8	5.1	4.0	5.9	—	11	57	76	3	—
Total fixed income investments	7,623	7,136	89.0	5.6	4.3	6.1	2,839	1,054	1,798	1,173	242	29
Short-term investments	303	303	3.8	4.8	0.0	0.0	301	2	—	—	—	—
Total fixed income and short-term investments	7,926	7,438	92.8	5.6	4.1	5.9	3,140	1,056	1,798	1,173	242	29
Total fixed income securities and short-term investments by credit rating percentage							42.2%	14.2%	24.2%	15.8%	3.3%	0.4%
Equity securities:
Common stock(1)	132	130	1.6	—	—	—	—	—	—	—	—	130
Preferred stock	2	2	—	—	—	—	—	—	—	2	—	—
Total equity securities	134	132	1.6	—	—	—	—	—	—	2	—	130
Alternative investments
Private equity	290	290	3.6	—	—	—	—	—	—	—	—	290
Private credit	53	53	0.7	—	—	—	—	—	—	—	—	53
Real assets	37	37	0.5	—	—	—	—	—	—	—	—	37
Total alternative investments	380	380	4.7	—	—	—	—	—	—	—	—	380
Other investments	68	68	0.8	—	—	—	—	—	—	—	—	68
Total invested assets	$8,508	$8,019	100.0%	—	—	—	$3,140	$1,056	$1,798	$1,175	$242	$608

(1) Includes investments in exchange traded funds, mutual funds, business development corporations, and real estate investment trusts.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RECONCILIATION OF NET INCOME AVAILABLE TO COMMON STOCKHOLDERS TO NON-GAAP OPERATING INCOME AND CERTAIN OTHER NON-GAAP MEASURES
(Unaudited)

	Quarter ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
($ in millions, except per share data)	2023	2022	2022	2022	2022

Reconciliation of net income available to common stockholders to non-GAAP operating income
Net income available to common stockholders	$90.3	84.2	40.2	37.2	54.0
Net realized and unrealized investment (gains) losses included in net income, before tax	(3.3)	5.9	25.7	42.9	40.4
Tax on reconciling items	0.7	(1.2)	(5.4)	(9.0)	(8.5)
Non-GAAP operating income	$87.6	88.9	60.5	71.1	85.9

Reconciliation of net income available to common stockholders per diluted common share to non-GAAP operating income per diluted common share
Net income available to common stockholders per diluted common share	$1.48	1.38	0.66	0.61	0.89
Net realized and unrealized investment (gains) losses included in net income, before tax	(0.05)	0.10	0.42	0.70	0.66
Tax on reconciling items	0.01	(0.02)	(0.09)	(0.14)	(0.14)
Non-GAAP operating income per diluted common share	$1.44	1.46	0.99	1.17	1.41

Reconciliation of ROE to non-GAAP operating ROE
ROE	15.1%	14.8	7.0	6.0	8.1
Net realized and unrealized investment (gains) losses included in net income, before tax	(0.6)	1.0	4.4	6.9	6.0
Tax on reconciling items	0.1	(0.2)	(0.9)	(1.5)	(1.3)
Non-GAAP operating ROE	14.6%	15.6	10.5	11.4	12.8

Reconciliation of book value per common share to adjusted book value per common share
Book value per common share	$40.82	38.57	36.96	39.68	42.73
Total unrealized investment losses included in accumulated other comprehensive income (loss), before tax	7.32	8.75	9.67	5.69	1.35
Tax on reconciling items	(1.53)	(1.83)	(2.04)	(1.19)	(0.28)
Adjusted book value per common share	$46.61	45.49	44.59	44.18	43.80

Non-GAAP operating income, non-GAAP operating income per diluted common share, and non-GAAP operating return on common equity are measures comparable to net income available to common stockholders, net income available to common stockholders per diluted common share, and return on common equity, respectively, but excludes after-tax net realized and unrealized gains and losses on investments included in net income. Adjusted book value per common share is a measure comparable to book value per common share, but excludes total after-tax unrealized gains and losses on investments included in accumulated other comprehensive (loss) income. These non-GAAP measures are used as important financial measures by management, analysts, and investors, because the timing of realized and unrealized investment gains and losses on securities in any given period is largely discretionary. In addition, net realized and unrealized gains and losses on investments could distort the analysis of trends. These operating measurements are not intended as a substitute for net income available to common stockholders, net income available to common stockholders per diluted common share, return on common equity, and book value per common share prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations of net income available to common stockholders, net income available to common stockholders per diluted common share, return on common equity, and book value per common share to non-GAAP operating income, non-GAAP operating income per diluted common share, non-GAAP operating return on common equity, and adjusted book value per common share, respectively, are provided in the tables above.

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RATINGS AND CONTACT INFORMATION

Address:	As of March 31, 2023
40 Wantage Avenue		AM Best	Standard & Poor's	Moody's	Fitch
Branchville, NJ 07890	Financial Strength Ratings:	A+	A	A2	A+
	Preferred Stock Rating:	n/a	BB+	Ba1	BBB-
Corporate Website:	Long-Term Debt Credit Rating:	a-	BBB	Baa2	BBB+
www.Selective.com

Investor Contact:	REGISTRAR AND TRANSFER AGENT
Haley Chrobock	EQ Shareowner Services
Investor Relations & Market Research Analyst	P.O. Box 64854
Phone: 973-948-9588	St. Paul, MN 55164
Investor.Relations@Selective.com	866-877-6351

Media Contact:
Jamie M. Beal
Vice President
Director of Communications
Phone: 973-948-1234
Jamie.Beal@Selective.com